Financial Data
SBC Communications Inc.
Consolidated Statements of Income
Dollars in millions except per share amounts

Unaudited	Three Months Ended	Nine Months Ended

9/30/05	9/30/04	% Chg	9/30/05	9/30/04	% Chg

Operating Revenues
Voice	$4,929	$5,286	-6.8%	$14,989	$15,704	-4.6%
Data	3,009	2,733	10.1%	8,830	8,107	8.9%
Long-distance voice	949	865	9.7%	2,772	2,429	14.1%
Directory advertising	961	948	1.4%	2,856	2,869	-0.5%
Other	472	460	2.6%	1,449	1,391	4.2%

Total Operating Revenues	10,320	10,292	0.3%	30,896	30,500	1.3%

Operating Expenses
Cost of sales (exclusive of depreciation
and amortization shown separately below)	4,352	4,319	0.8%	13,176	12,902	2.1%

Selling, general and administrative	2,203	2,386	-7.7%	7,247	7,244	-

Depreciation and amortization	1,803	1,889	-4.6%	5,437	5,700	-4.6%

Total Operating Expenses	8,358	8,594	-2.7%	25,860	25,846	0.1%

Operating Income	1,962	1,698	15.5%	5,036	4,654	8.2%

Interest Expense	349	238	46.6%	1,051	705	49.1%

Interest Income	82	140	-41.4%	291	376	-22.6%

Equity in Net Income of Affiliates	219	210	4.3%	342	1,171	-70.8%

Other Income (Expense) - net	(70)	45	-	11	862	-98.7%

Income Before Income Taxes	1,844	1,855	-0.6%	4,629	6,358	-27.2%

Income Taxes	598	610	-2.0%	1,498	2,067	-27.5%

Income From Continuing Operations	1,246	1,245	0.1%	3,131	4,291	-27.0%

Income From Discontinued Operations, net of tax	-	849	-	-	908	-

Net Income	$1,246	$2,094	-40.5%	$3,131	$5,199	-39.8%

Basic Earnings Per Share:
Income from Continuing Operations	$0.38	$0.38	-	$0.95	$1.30	-26.9%
Net Income	$0.38	$0.63	-39.7%	$0.95	$1.57	-39.5%
Weighted Average Common
Shares Outstanding (000,000)	3,296	3,314	-0.5%	3,300	3,311	-0.3%
Diluted Earnings Per Share:
Income from Continuing Operations	$0.38	$0.38	-	$0.95	$1.29	-26.4%
Net Income	$0.38	$0.63	-39.7%	$0.95	$1.57	-39.5%
Weighted Average Common
Shares Outstanding with Dilution (000,000)	3,306	3,325	-0.6%	3,311	3,324	-0.4%

Financial Data
SBC Communications Inc.
Statements of Segment Income
Dollars in millions

Unaudited
Three Months Ended	Nine Months Ended

Wireline	9/30/05	9/30/04	% Ch	g	9/30/05	9/30/04	% Ch	g

Segment Operating Revenues
Voice	$4,929	$5,286	-6.8%	$14,989	$15,704	-4.6%
Data	3,009	2,733	10.1%	8,830	8,107	8.9%
Long-distance voice	949	865	9.7%	2,772	2,429	14.1%
Other	465	430	8.1%	1,427	1,341	6.4%

Total Segment Operating Revenues	9,352	9,314	0.4%	28,018	27,581	1.6%

Segment Operating Expenses
Cost of sales	4,098	4,090	0.2%	12,418	12,202	1.8%

Selling, general and administrative
Selling	1,531	1,633	-6.2%	4,774	4,940	-3.4%
General and administrative	477	645	-26.0%	1,950	1,839	6.0%

Selling, general and administrative	2,008	2,278	-11.9%	6,724	6,779	-0.8%

Depreciation and amortization	1,775	1,857	-4.4%	5,355	5,618	-4.7%

Total Segment Operating Expenses	7,881	8,225	-4.2%	24,497	24,599	-0.4%

Segment Income	$1,471	$1,089	35.1%	$3,521	$2,982	18.1%

Cingular *

Segment Operating Revenues
Service revenues	$7,721	$3,873	-	$22,859	$11,289	-
Equipment sales	1,025	419	-	2,725	1,157	-

Total Segment Operating Revenues	8,746	4,292	-	25,584	12,446	-

Segment Operating Expenses
Cost of services and equipment sales	3,667	1,692	-	10,629	4,672	-
Selling, general and administrative	2,881	1,567	-	8,835	4,402	-
Depreciation and amortization	1,541	573	-	4,845	1,691	-

Total Segment Operating Expenses	8,089	3,832	-	24,309	10,765	-

Segment Operating Income	657	460	42.8%	1,275	1,681	-24.2%

Other Income (Expense) - Net	(331)	(318)	-4.1%	(996)	(981)	-1.5%

Segment Income	$326	$142	-	$279	$700	-60.1%

*  Results reflect 100% of Cingular Wireless’ actual results

Directory

Segment Operating Revenues	$932	$935	-0.3%	$2,786	$2,806	-0.7%

Segment Operating Expenses
Cost of sales	271	251	8.0%	826	764	8.1%

Selling, general and administrative
Selling	64	35	82.9%	192	153	25.5%
General and administrative	90	95	-5.3%	283	294	-3.7%

Selling, general and administrative	154	130	18.5%	475	447	6.3%

Depreciation and amortization	1	2	-50.0%	4	7	-42.9%

Total Segment Operating Expenses	426	383	11.2%	1,305	1,218	7.1%

Segment Operating Income	506	552	-8.3%	1,481	1,588	-6.7%

Equity in Net Income (Loss) of Affiliates	-	-	-	(1)	-	-

Segment Income	$506	$552	-8.3%	$1,480	$1,588	-6.8%

International

Segment Operating Revenues	$3	$6	-50.0%	$8	$17	-52.9%

Segment Operating Expenses	2	1	-	13	19	-31.6%

Segment Operating Income (Loss)	1	5	-80.0%	(5)	(2)	-

Equity in Net Income of Affiliates	85	112	-24.1%	247	713	-65.4%

Segment Income	$86	$117	-26.5%	$242	$711	-66.0%

Financial Data

SBC Communications Inc.
Consolidated Balance Sheets
Dollars in millions except per share amounts	09/30/05	12/31/04

Unaudited

Assets
Current Assets
Cash and cash equivalents	$433	$760
Accounts receivable - net of allowances for
uncollectibles of $832 and $881	5,229	5,480
Prepaid expenses	1,132	746
Deferred income taxes	555	566
Other current assets	753	989

Total current assets	8,102	8,541

Property, plant and equipment - at cost	138,139	136,177
Less: accumulated depreciation and amortization	89,699	86,131

Property, Plant and Equipment - Net	48,440	50,046

Goodwill	1,723	1,625
Investments in Equity Affiliates	1,828	1,798
Investments in and Advances to Cingular Wireless	31,117	33,687
Other Assets	12,894	13,147

Total Assets	$104,104	$108,844

Liabilities and Stockholders' Equity
Current Liabilities
Debt maturing within one year	$5,386	$5,734
Accounts payable and accrued liabilities	9,205	10,038
Accrued taxes	2,645	1,787
Dividends payable	1,060	1,065
Liabilities of discontinued operations	-	310

Total current liabilities	18,296	18,934

Long-Term Debt	17,822	21,231

Deferred Credits and Other Noncurrent Liabilities
Deferred income taxes	14,941	15,621
Postemployment benefit obligation	9,340	9,076
Unamortized investment tax credits	171	188
Other noncurrent liabilities	3,355	3,290

Total deferred credits and other noncurrent liabilities	27,807	28,175

Stockholders' Equity
Common shares issued ($1 par value)	3,433	3,433
Capital in excess of par value	13,001	13,350
Retained earnings	28,742	28,806
Treasury shares (at cost)	(4,418)	(4,535)
Additional minimum pension liability adjustment	(190)	(190)
Accumulated other comprehensive income	(389)	(360)

Total stockholders' equity	40,179	40,504

Total Liabilities and Stockholders' Equity	$104,104	$108,844

Financial Data

SBC Communications Inc.
Consolidated Statements of Cash Flows
Dollars in millions, increase (decrease) in cash and cash equivalents

Unaudited	Nine Months Ended
9/30/05	9/30/04

Operating Activities
Net income	$3,131	$5,199
Adjustments to reconcile net income to
net cash provided by operating activities:
Depreciation and amortization	5,437	5,700
Undistributed earnings from investments in equity affiliates	(285)	(856)
Provision for uncollectible accounts	561	549
Amortization of investment tax credits	(17)	(22)
Deferred income tax (benefit) expense	(315)	1,596
Net gain on sales of investments and property	(104)	(900)
Income from discontinued operations, net of tax	-	(908)
Retirement benefit funding	-	(2,232)
Changes in operating assets and liabilities:
Accounts receivable	(309)	(75)
Other current assets	(249)	5
Accounts payable and accrued liabilities	73	(1,104)
Stock-based compensation tax benefit	(3)	(2)
Other - net	463	583

Total adjustments	5,252	2,334

Net Cash Provided by Operating Activities	8,383	7,533

Investing Activities
Construction and capital expenditures	(3,743)	(3,462)
Receipts from (investments in) affiliates - net	2,603	-
Purchases of held-to-maturity securities	-	(134)
Maturities of held-to-maturity securities	98	393
Dispositions	126	5,283
Acquisitions	(169)	(9)
Proceeds from note repayment	37	50

Net Cash (Used in) Provided by Investing Activities	(1,048)	2,121

Financing Activities
Net change in short-term borrowings with
original maturities of three months or less	(1,656)	(610)
Issuance of long-term debt	-	1,487
Repayment of long-term debt	(2,123)	(623)
Purchase of treasury shares	(742)	-
Issuance of treasury shares	362	151
Dividends paid	(3,196)	(3,105)
Stock-based compensation tax benefit	3	2

Net Cash Used in Financing Activities	(7,352)	(2,698)

Net increase (decrease) in cash and cash equivalents
from continuing operations	(17)	6,956

Net increase (decrease) in cash and cash equivalents
from discontinued operations	(310)	1,528

Net increase (decrease) in cash and cash equivalents	(327)	8,484

Cash and cash equivalents beginning of year	760	4,806

Cash and Cash Equivalents End of Period	$433	$13,290

Financial Data

SBC Communications Inc.
Supplementary Operating Data
Dollars in millions except per share amounts

Unaudited	Three Months Ended	Nine Months Ended
9/30/05	9/30/04	9/30/05	9/30/04

Switched Access Lines (000)
Retail Consumer - Primary			22,922	23,279
Retail Consumer - Additional			3,989	4,441
Retail Business			17,511	17,626
Retail			44,422	45,346
UNE-P			4,803	6,782
Resale			620	368
Wholesale			5,423	7,150
Coin [1]			372	440
Total Switched Access Lines (000)			50,217	52,936
Unbundled Loops (000)			1,598	1,558
Long Distance Lines in Service (000)			23,330	19,763
DSL Lines in Service (000)			6,496	4,679
Net DSL Line Additions (000)	528	402	1,392	1,164
Video Subscribers (000)			419	226
Net Video Subscriber Additions (000)	15	105	95	226
Cingular Wireless (2)
Wireless Voice Customers (000)			52,292	25,672
Net Customer Additions (000)	867	657	3,186	1,639
M&A Activity, Partitioned Customers and Other Adjs.	(17)	(29)	(26)	6
POPs (000,000)			294	243

1  Coin includes both retail and wholesale access lines.
2  Amounts represent 100% results of Cingular Wireless.

Non-GAAP Financial Data

SBC Communications Inc.
Supplemental Consolidated Income Statements
Dollars in millions

Unaudited

Three Months Ended	Nine Months Ended
9/30/05	9/30/04	% Ch	g	9/30/05	9/30/04	% Ch	g

Total Operating Revenues	$18,846	$14,433	30.6%	$55,873	$42,510	31.4%

Operating Expenses
Cost of sales (exclusive of depreciation
and amortization shown separately below)	7,799	5,860	33.1%	23,198	17,122	35.5%

Selling, general and administrative	5,084	3,953	28.6%	16,082	11,645	38.1%

Depreciation and amortization	3,344	2,461	35.9%	10,282	7,389	39.2%

Total Operating Expenses	16,227	12,274	32.2%	49,562	36,156	37.1%

Operating Income	2,619	2,159	21.3%	6,311	6,354	-0.7%

Interest Expense	582	348	67.2%	1,768	1,036	70.7%

Interest Income	19	51	-62.7%	84	113	-25.7%

Minority Interest	(168)	(78)	-	(208)	(379)	45.1%

Equity in Net Income (Loss) of Affiliates	87	27	-	269	444	-39.4%

Other Income (Expense) - Net	(68)	44	-	31	864	-96.4%

Income Before Income Taxes	1,907	1,855	2.8%	4,719	6,360	-25.8%

Income Taxes	661	610	8.4%	1,588	2,069	-23.2%

Income From Continuing Operations	1,246	1,245	0.1%	3,131	4,291	-27.0%
Income From Discontinued Operations, net of tax	-	849	-	-	908	-

Net Income	$1,246	$2,094	-40.5%	$3,131	$5,199	-39.8%

As required by GAAP rules for joint ventures, SBC reflects Cingular’s results in the Equity in Net Income of Affiliates line of its Consolidated Statements of Income rather than in revenues and expenses. To facilitate peer comparisons, and in recognition of SBC’s majority economic ownership of the nation’s largest wireless provider and Cingular’s increased significance to SBC’s overall operations, SBC provides a supplemental consolidated income statement that includes full consolidation of Cingular’s operating results. This supplemental information also includes reconciliations to SBC's Consolidated Statements of Income on the following page.

Certain amounts in prior-period supplemental financial information have been reclassified to conform to the current period’s presentation.

Non-GAAP Financial Data Reconciliation
SBC Communications Inc.
Supplemental Consolidated Income Statements
For the Three Months Ended 9/30/2005
Dollars in millions

Unaudited	Reported	Non-GAAP

			Consolidatin	g	Supplemental
	SBC	Cingular	Adjustment	s	Consolidated

Total Operating Revenues	$10,320	$8,746	$(220)		$18,846

Operating Expenses
Cost of sales (exclusive of depreciation
and amortization shown separately below)	4,352	3,667	(220)		7,799

Selling, general and administrative	2,203	2,881	-		5,084

Depreciation and amortization	1,803	1,541	-		3,344

Total Operating Expenses	8,358	8,089	(220)		16,227

Operating Income	1,962	657	-		2,619

Interest Expense	349	304	(71)		582

Interest Income	82	8	(71)		19

Minority Interest	-	(38)	(130)		(168)

Equity in Net Income (Loss) of Affiliates	219	1	(133)		87

Other Income (Expense) - Net	(70)	2	-		(68)

Income Before Income Taxes	1,844	326	(263)		1,907

Income Taxes	598	104	(41)		661

Net Income	$1,246	$222	$(222)		$1,246

For the Three Months Ended 9/30/2004
Dollars in millions

Unaudited	Reported	Non-GAAP

Consolidatin	g	Supplemental
SBC	Cingular	Adjustment	s	Consolidated

Total Operating Revenues	$10,292	$4,292	$(151)	$14,433

Operating Expenses
Cost of sales (exclusive of depreciation
and amortization shown separately below)	4,319	1,692	(151)	5,860

Selling, general and administrative	2,386	1,567	-	3,953

Depreciation and amortization	1,889	573	(1)	2,461

Total Operating Expenses	8,594	3,832	(152)	12,274

Operating Income	1,698	460	1	2,159

Interest Expense	238	200	(90)	348

Interest Income	140	1	(90)	51

Minority Interest	-	(20)	(58)	(78)

Equity in Net Income (Loss) of Affiliates	210	(98)	(85)	27

Other Income (Expense) - Net	45	(1)	-	44

Income Before Income Taxes	1,855	142	(142)	1,855

Income Taxes	610	-	-	610

Income From Continuing Operations	1,245	142	(142)	1,245
Income From Discontinued Operations, net of tax	849	-	-	849

Net Income	$2,094	$142	$(142)	$2,094

Non-GAAP Financial Data Reconciliation
SBC Communications Inc.
Supplemental Consolidated Income Statements
For the Nine Months Ended 9/30/2005
Dollars in millions

Unaudited	Reported	Non-GAAP

Consolidatin	g	Supplemental
SBC	Cingular	Adjustment	s	Consolidated

Total Operating Revenues	$30,896	$25,584	$(607)	$55,873

Operating Expenses
Cost of sales (exclusive of depreciation
and amortization shown separately below)	13,176	10,629	(607)	23,198

Selling, general and administrative	7,247	8,835	-	16,082

Depreciation and amortization	5,437	4,845	-	10,282

Total Operating Expenses	25,860	24,309	(607)	49,562

Operating Income	5,036	1,275	-	6,311

Interest Expense	1,051	968	(251)	1,768

Interest Income	291	44	(251)	84

Minority Interest	(1)	(95)	(112)	(208)

Equity in Net Income (Loss) of Affiliates	342	4	(77)	269

Other Income (Expense) - Net	12	19	-	31

Income Before Income Taxes	4,629	279	(189)	4,719

Income Taxes	1,498	150	(60)	1,588

Income Before Cumulative
Effect of Accounting Changes	3,131	129	(129)	3,131

Net Income	$3,131	$129	$(129)	$3,131

For the Nine Months Ended 9/30/2004
Dollars in millions

Unaudited	Reported	Non-GAAP

Consolidatin	g	Supplemental
SBC	Cingular	Adjustment	s	Consolidated

Total Operating Revenues	$30,500	$12,446	$(436)	$42,510

Operating Expenses
Cost of sales (exclusive of depreciation
and amortization shown separately below)	12,902	4,672	(452)	17,122

Selling, general and administrative	7,244	4,402	(1)	11,645

Depreciation and amortization	5,700	1,691	(2)	7,389

Total Operating Expenses	25,846	10,765	(455)	36,156

Operating Income	4,654	1,681	19	6,354

Interest Expense	705	597	(266)	1,036

Interest Income	376	3	(266)	113

Minority Interest	-	(88)	(291)	(379)

Equity in Net Income (Loss) of Affiliates	1,171	(301)	(426)	444

Other Income (Expense) - Net	862	2	-	864

Income Before Income Taxes	6,358	700	(698)	6,360

Income Taxes	2,067	4	(2)	2,069

Income From Continuing Operations	4,291	696	(696)	4,291
Income From Discontinued Operations, net of tax	908	-	-	908

Income Before Extraordinary item and Cumulative
Effect of Accounting Changes	5,199	696	(696)	5,199

Net Income	$5,199	$696	$(696)	$5,199